U.S. Securities and Exchange Commission
Washington, D.C. 20549

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Form 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 6, 2009

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Commission File No. 333-154866
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Hydrogen Motors, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	30-0489767
State of Incorporation	IRS Employer Identification No.

3600 Twilight Court
Oakton, VA 22124
(Address of principal executive offices)

(703) 407-9802
(Issuer's telephone number)

Item 4.01		Changes in Registrant's Certifying Accountant.

On October 6, 2009, we dismissed Seale and Beers, CPAs ("Seale") as our independent registered public accounting firm. We engaged a new independent registered public accounting firm, Chang G. Park, CPA ("CHANG G. PARK, CPA") on 10/06/2009. Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, we report as follows:

(a)	(i)	Seale was dismissed as our independent registered public accounting firm effective on 10/06/2009

(ii)

Seale has been our auditors since August 5, 2009 and Seale has not filed any reports on our financial statements and therefore did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

	(iii)	The termination of Seale and engagement of CHANG G. PARK, CPA was approved by our board of directors.

(iv)

We and Seale did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the audited financials and subsequent interim period through the date of dismissal, which disagreements, if not resolved to the satisfaction of Seale, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

	(v)	During the period from August 5, 2009 through the date of dismissal, we did not experience any reportable events.

On 10/07/2009, we engaged CHANG G. PARK, CPA to be our independent registered public accounting firm.

(b)	(i)

Prior to engaging CHANG G. PARK, CPA, we had not consulted CHANG G. PARK, CPA regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did we consult with CHANG G. PARK, CPA regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

	(ii)	We did not have any disagreements with Seale and therefore did not discuss any past disagreements with Seale.

(c)	We have requested Seale to furnish us with a letter addressed to the SEC stating whether Seale agrees with the statements made by us regarding Seale.

The Company has furnished a copy of this Report to Seale and Beers, CPAs and requested them to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The letter from Seale and Beers, CPAs is herby submitted as exhibit 16.1.

Item 9.01		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 16.1 Letter of Seale and Beers, CPAs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hydrogen Motors, Inc.

Date: October 15, 2009	By:	/s/ Dmitry Shvenderman Dmitry Shvenderman Chief Executive Officer (Principle Executive Officer, Principle Financial Officer)